Service Office: Life New Business 197 Clarendon Street Boston MA 02116-5010

Application for Life Insurance

John Hancock Life Insurance Company (U.S.A.)

John Hancock Variable Life Insurance Company

John Hancock Life Insurance Company (hereinafter referred to as The Company)

Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s) and Owner.

PROPOSED LIFE INSURED(S) LIFE ONE

1. a) Name JOHN M. DOE

First Middle Last

b) Date of Birth OCT 04 1967 c) Sex M F

month day year

d) Place of Birth ANYTOWN USA

State Country

e) Citizenship U.S. Other

f) Social Security Number (SSN), if applicable 1 2 3 4 5 6 7 8 9

g) Driver’s License No. 1234567890 State AS

h) Primary Residence 1999 MARCH STREET

Address - Street No. & Name Apt. No.

ANYTOWN, ANYSTATE 12345

City State Zip Code

i) Years at this Address 5

j) Tel. Nos. 905 123-4567 905 123-4567

Home Business

k) If you live at your primary residence less than 6 months per year, provide the address for your secondary residence.

Secondary Residence 1999 APRIL STREET

Address - Street No. & Name Apt. No.

ANYTOWN, ANYSTATE 23456

City State Zip Code

l) Years at this Address 5

m) Occupation COMPANY PRESIDENT

ABC COMPANY

Name of Employer

LIFE TWO (Survivorship)

2. a) Name First Middle Last

b) Date of Birth c) Sex M F month day year

d) Place of Birth State Country

e) Citizenship U.S. Other

f) Social Security Number (SSN), if applicable

g) Driver’s License No. State

h) Primary Residence

Address - Street No. & Name Apt. No.

City State Zip Code

i) Years at this Address

Tel. Nos.

Home Business

k) If you live at your primary residence less than 6 months per year, provide the address for your secondary residence.

Secondary Residence

Address - Street No. & Name Apt. No.

City State Zip Code

l) Years at this Address

m) Occupation

Name of Employer

OWNER – Complete only if Owner is other than Proposed Life Insured(s)

If Trust Owner, complete questions 3. a), d) and e) and Trust Certification PS5101.

3. a) Name

b) Date of Birth month day year c) Relationship to Proposed Life Insured(s) d) Social Security/Tax ID Number, if applicable

Trust Agreement may be required. e) Address Street No. & Name Apt. No. City State Zip Code

Provide all details as above for other Owner in Special Requests on Page 4.

4. Multiple Owners

Type of ownership Joint with right of survivorship Tenants in common

BENEFICIARY INFORMATION – Subject to change by Owner

List additional beneficiaries in Special Requests on Page 4.

5. a) Name JAMES M. DOE First Middle Last Primary SON 100 % Relationship to Proposed Life Insured(s) Percentage

b) Name First Middle Last Primary Secondary Relationship to Proposed Life Insured(s) Percentage

NB5000US (12/2007) Page 1 of 6 VERSION (12/2007)

EXISTING AND PENDING INSURANCE

If more space is required attach additional page that has been signed and dated by Owner if necessary.

6. a) Provide information for each policy in force on the Proposed Life Insured(s) with all companies, including any policy that has been sold, assigned, or settled to or with a settlement or viatical company or any other person or entity. NOT APPLICABLE

Proposed Life Insured Company Insurance Issue Date To Remain in Force?

Personal Business month day year Yes No Amount Including Riders

One Two $

One Two $

One Two $

One Two $

One Two $

One Two $

b) Have you ever had an application for life insurance declined, postponed, rated substandard or offered with a reduced face amount? Life One No Yes – give details

Life Two No Yes – give details

c) Including this application, total insurance currently applied for with all companies (not including informal inquiries). Provide name of Life Insurance Company and amount applied for.

Life One Life Two

Company Amount Including Riders Company Amount Including Riders

JOHN HANCOCK $ 100,000 $

$ $

$ $

d) Of the total amount applied for in c) above including this application, what is the maximum that you will accept?

Life One Life Two

$ 100,000 $

Complete e) & f) if juvenile insurance is applied for.

JUVENILE INSURANCE

e) Are all siblings equally insured? Yes No

f) Amount of life insurance currently in force or pending on parent(s)/guardian(s)? $

If none, provide reason.

REPLACEMENTS – OWNER

7. Will this insurance replace existing policies or are you considering using funds from existing policies to pay premiums due on the new policy or contract?

Yes No If ‘Yes’, please complete the IMPORTANT NOTICE: Replacement of Life Insurance or Annuities (Standard Form), NB5017.

FINANCIAL QUESTIONS

Copies of financial statements, estate analyses, contractual agreements may be required.

8. Is there, or are you considering entering into, an understanding or agreement providing for any person or entity, other than the Owner and beneficiaries specified in this application, to have any right, title or other legal or beneficial interest in any policy issued on the life of the Proposed Life Insured(s) as a result of this application?

X No Yes - If ‘Yes’, provide details

9. Have you been offered any money or other considerations by any person or entity in connection with this application? No Yes - If ‘Yes’, provide details

10. a) What is the source of the premiums for the policy(ies) currently applied for? SELF FUNDED

b) Will the Owner be receiving funding for the premiums from an individual and/or entity other than the Proposed Life Insured(s) or the Proposed Life Insured’s employer?

Yes - If ‘Yes’, answer question 11 below. No - If ‘No’, proceed to question 12.

11. a) Will the premiums be financed through a loan?

No - If ‘No’ describe the funding arrangement

Yes - If ‘Yes’ provide the loan details in question 11 b), c), d), e) and f) below.

b) What is the annual interest rate? %

c) In addition to repayment of principal and interest, are there other fees, charges or other consideration to be paid?

No Yes - If ‘Yes’, provide details

NB5000US (12/2007) Page 2 of 6 VERSION (12/2007)

FINANCIAL QUESTIONS continued

Copies of financial statements, estate analyses, contractual agreements may be required.

11. d) What is the duration of the loan?

e) Who is the lender?

f) What amount and type of collateral is required to secure the loan? $

Amount Type of Collateral

12. a) What is the purpose of this insurance?

(e.g. estate conservation, buy-sell, keyperson)

b) Gross annual earned income (salary, commissions, bonuses, etc.)

c) Gross annual unearned income (dividends, interest, gross real estate income, etc.)

d) Household net worth (combined) $

Life One Life Two

$ $

$ $

e) In the last 5 years, has the Proposed Life Insured(s) or any business of which he/she is a partner/owner/executive had any major financial problems (bankruptcy, etc.)? Life One No Yes - give details Life Two No Yes - give details

BUSINESS FINANCIAL QUESTIONS

Complete for ALL Business Insurance.

Copies of financial statements may be required.

13. a) Assets

b) Liabilities

c) Gross Sales

d) Net Income

e) Fair Market Value of the business

Current Year Previous Year

$ $

$ $

$ $

$ $

$ $

f) How was the amount applied for determined?

g) What percentage of the business is owned by the Proposed Life Insured(s)? %

h) Are other partners/owners/executives insured or applying for life insurance with any company? No Yes - give details

LIFESTYLE QUESTIONS

Please provide details in No. 18 for ‘Yes’ answers to Lifestyle Questions.

14. Do you expect to travel outside the U.S. or Canada, or change your country of residence in the next 2 years?

15. a) Have you flown as a student pilot, licensed pilot, or crew member in any aircraft, including ultralight planes, in the last 2 years?

If ‘Yes’, please complete Aviation Questionnaire NB5009.

b) Have you engaged in any form of motor vehicle or power boat racing, sky diving/parachuting, skin or scuba diving, hang-gliding, mountain climbing, or any other hazardous activities in the last 2 years?

If ‘Yes’, please complete Avocation Questionnaire NB5010.

16. a) Have you been cited for 2 or more moving violations within the last 2 years?

b) Have you been cited for driving while intoxicated or while otherwise impaired?

17. In the last 10 years, have you been convicted of a felony offense?

Life One Life Two

Yes No Yes No

Yes No Yes No

Yes No Yes No

Yes No Yes No

Yes No Yes No

Yes No Yes No

18. Question No. Life One Question No. Life Two

PRIMARY PHYSICIAN – PROPOSED LIFE INSURED(S) LIFE ONE

19.Provide name and address of primary physician.

LIFE TWO

20.Provide name and address of primary physician.

Name ARTHUR H SMITH

First Middle Last

Address 123 MAIN STREET

Street No. & Name Suite No.

ANYTOWN, ANYSTATE 12347

City State Zip Code

Name

First Middle Last

Address

Street No. & Name Suite No.

City State Zip Code

NB5000US (12/2007) Page 3 of 6 VERSION (12/2007)

INFORMATION REGARDING LAST MEDICAL CONSULTATION

LIFE ONE

21. a) Date of last visit to

ANY doctor/physician JAN 15 2007

month day year

b) Reason

for visit ANNUAL CHECK-UP

c) Diagnosis or

outcome of visit

d) Treatment/medication

prescribed NONE

e) Name of doctor/physician for above (check one)

Primary doctor/physician

Other doctor/physician (provide name and address)

First Middle Last

Street No. & Name Suite No.

City State Zip Code

LIFE TWO

22. a) Date of last visit to

ANY doctor/physician

month day year

b) Reason

for visit

c) Diagnosis or

outcome of visit

d) Treatment/medication

prescribed

e) Name of doctor/physician for above (check one)

Primary doctor/physician

Other doctor/physician (provide name and address)

First Middle Last

Street No. & Name Suite No.

City State Zip Code

23. Has a John Hancock Medical Exam NB5033 been completed or will it be completed? If ‘No’, complete question 24 and Medical Certification below.

24. Have you ever used tobacco or nicotine products in any form (including cigarettes, cigars, cigarillos, a pipe, chewing tobacco, nicotine patches or gum)?

If ‘Yes’, give details below.

Life One Life Two

Yes No Yes No

Yes No Yes No

Life One: Date Last Used

Product Frequency Current Past month day year

Cigarettes pack(s)/day

Cigars x /day

Other: x /day

Life Two: Date Last Used

Product Frequency Current Past month day year

Cigarettes pack(s)/day

Cigars x /day

Other: x /day

MEDICAL CERTIFICATION

Complete this

section when submitting a

medical examination form of another company in lieu of

John Hancock Medical Exam

NB5033.

25. Name of Proposed Life Insured Name of Insurance Company Date of Examination

month day year

1.

2.

Life One Life Two

Yes No Yes No

a) To the best of your knowledge and belief, is the information in the examination true and complete as of the date this application is signed?

COVERAGE APPLIED FOR

26. Complete the applicable Coverage Details Form NB5007 (Universal Life), NB5008 (Variable Life) or NB5013 (Term & Traditional Life) for details of the policy being applied for, including Supplementary Benefits and other benefit options.

SPECIAL REQUESTS – Attach additional page if more space is required.

NB5000US (12/2007) Page 4 of 6 VERSION (12/2007)

TEMPORARY LIFE INSURANCE AGREEMENT APPLICATION

Money may NOT be collected and the Temporary Life Insurance Receipt and Agreement NB5004 may NOT be issued if:

1. questions 28 and 29 are answered Yes or left blank; or

2. the Proposed Life Insured(s) is under age 20 or over age 70; or

3. the amount applied for is more than $10,000,000 (single life) or $15,000,000 (survivorship).

27. Is coverage being applied for under the Temporary Life Insurance Agreement? Yes No

If ‘Yes’, answer questions 28 and 29.

28. Within the last 24 months, has the Proposed Life Insured(s) under this application:

a) consulted a medical professional, been diagnosed with or been treated for or had treatment recommended by a member of the medical profession for any heart problem, stroke or cancer?

b) consulted with or scheduled a consultation with a medical professional for any symptoms or medical concerns?

c) received a recommendation from a medical professional for any consultation, testing, investigation or surgery that has not yet been completed?

d) been declined for life insurance?

29. Does the Proposed Life Insured(s) reside outside the United States more than 6 months per year?

Life One

Yes No

Yes No

Yes No

Yes No

Yes No

Life Two

Yes No

Yes No

Yes No

Yes No

Yes No

PRE-AUTHORIZED PAYMENT PLAN

Attach voided sample check.

30. Request for Pre-Authorized Payment Plan

Policy Number(s) Name(s) of Person(s) Insured First Bank Withdrawal Effective month day year Type of Payment and Amount

Premium Loan

By completing this section, I hereby authorize and request The Company to draw checks (which may include withdrawals made electronically) monthly on my account to pay premiums, and/or repay loans on the policies listed above or any policies subsequently designated.

I understand and agree that:

a) Such checks (which may include withdrawals made electronically) shall be drawn monthly to pay premiums falling due on the designated policies.

b) While the Pre-Authorized Payment Plan is in effect, The Company will not give notices of premiums falling due on such policies.

c) The Pre-Authorized Payment Plan may be terminated by the bank depositor or by written notice to The Company by the Owner.

If the Pre-Authorized Payment Plan is terminated, premiums falling due thereafter shall be payable directly to The Company as provided in the policy.

d) The first premium paid must be submitted by check.

DECLARATIONS

The Proposed Life Insured(s) and Owner (or Parent or Guardian) declare that the statements and answers in this application and any form that is made part of this application are complete and true.

In addition, I/we understand and agree that:

1. The statements and the answers in this application, which include coverage details and any supplemental form relating to health, aviation practices or lifestyle of the Proposed Life Insured(s), will become part of the insurance policy issued as a result of this application.

2. a) Any life insurance policy issued as a result of this application will be effective on the later of the date the first premium has been paid in full and the date the policy has been delivered, provided that since the date of the application there has been no deterioration in the insurability of the Proposed Life Insured(s), no changes in the lifestyle of the Proposed Life Insured(s),

no change in the financial circumstances of the Owner, and nothing has occurred that would require a change to any statement or answer in any part of this application in order to make the statement or answer true and complete as of the date the policy becomes effective. If there has been a deterioration in insurability: i) if there is no Temporary Life Insurance

Agreement (TIA) coverage, the policy will not be put into effect, and ii) if there is TIA coverage and the TIA has not ended, the policy will be put into effect but only to the limit of the TIA coverage amount.

b) If premiums are paid prior to delivery of the policy and the terms and conditions of the TIA are satisfied, insurance prior to the effective date shall be provided only under the TIA and according to its terms.

3. Any person who knowingly and with intent to defraud any insurer:

a) files an application for insurance or statement of claim containing any materially false information, or b) conceals for the purpose of misleading any insurer, information concerning any material fact thereto, may be committing a fraudulent insurance act.

4. If coverage under a TIA is applied for, I/we have received, read and understand the terms and conditions of the Temporary Life

Insurance Receipt and Agreement NB5004.

NB5000US (12/2007) Page 5 of 6 VERSION (12/2007)

OWNER/TAXPAYER CERTIFICATION QUESTIONS

U.S. Person(s) (including U.S. Resident/Alien(s))

Under the penalties of perjury, I the Owner, certify that:

1. The number shown on Page 1 of the application is my correct taxpayer identification number (if number has not been issued, write “Applied for” in the box on Page 1), AND

2. Pick the applicable box:

I am not subject to Backup Tax Withholding because (a) I am exempt from Backup Tax Withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to Backup Tax Withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to Backup Tax Withholding, OR

The Internal Revenue Service (IRS) has notified me that I am subject to Backup Tax Withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid Backup Tax Withholding.

Non U.S. Person(s) and Non Resident Alien(s)

I am providing IRS Form W-8BEN. Yes No

AUTHORIZATION TO OBTAIN INFORMATION

I/We, the Proposed Life Insured(s), authorize:

1. The Company to obtain an investigative consumer report on me/us.

2. Any medical professional, medical care provider, hospital, clinic, laboratory, insurance company, the Medical Information Bureau (MIB Inc.), or any other similar person or organization to give The Company and its reinsurers information about me/us or any minor child/children who is/are to be insured.

The information collected by The Company may relate to the symptoms, examination, diagnosis, treatment or prognosis of any physical or mental condition.

I/We further authorize The Company to disclose such information and any information developed during its evaluation of this application to:

(a) its reinsurers; (b) the MIB Inc.; (c) other insurance companies as designated by me/us; (d) me/us; (e) my/our insurance agent, when that agent is seeking insurance coverage through The Company on my/our behalf; (f) any medical professional designated by me/us; or (g) any person or entity entitled to receive such information by law or as I/we may further consent.

I/We acknowledge receipt of the Notice of Disclosure of Information relating to the underwriting process, investigative consumer reports and the MIB Inc.

This authorization will be valid for two years from the date of the application shown below. A photocopy of this authorization will be as valid as the original.

Information collected under this authorization will be used by The Company to evaluate my/our application for insurance, to evaluate a claim for benefits, or for reinsurance or other insurance purposes.

I am/We are entitled, or my/our authorized representative is entitled, to a copy of this authorization.

SIGNATURES

Please read all of the above Declarations and Authorizations before signing this form.

Signed at City State This Day of Year

Signature of Owner (Signing Officer please provide title or corporate seal) Signature of Witness or Agent/Registered Representative as Witness

X X

If Proposed Life Insured(s) is underage 15 Parent or Guardian must sign and include relationship.

Signature of Proposed Life Insured One if other than Owner

(Parent or Guardian if under age 15) Print Name - If Witness other than Agent/Registered Representative

X

Signature of Proposed Life Insured Two if other than Owner Witness Relationship - If Witness other than Agent/Registered Representative

X

Agent signature if other than Witness.

Signature of Agent/Registered Representative if other than Witness Signed this Day of Year

X

NB5000US (12/2007) Page 6 of 6 VERSION (12/2007)

the future is yours

Service Office:

Life New Business

197 Clarendon Street

Boston MA 02116-5010

Coverage Details – Variable Life

John Hancock Life Insurance Company (U.S.A.)

(hereinafter referred to as The Company)

This form is part of the Application for Life Insurance for the Proposed Life Insured(s).

Print and use black ink. Any changes must be initialed by the Proposed Life Insured(s) and/or Owner(s).

PROPOSED LIFE INSURED(S)

LIFE ONE

1. Name JOHN M. DOE

First Middle Last

LIFE TWO

2. Name

First Middle Last

OWNER(S) - Complete information only if Owner(s) is other than Proposed Life Insured.

3. Name of Owner(s):

PREMIUMS 4. Frequency: Annual Semi-Annual Quarterly List Billed

Pre-Authorized Payment Plan (Please complete either Pre-Authorized Payment Plan Section of the Application for Life Insurance, NB5000 or Request for Pre-Authorized Payment Plan, NB5087)

Other

PREMIUM NOTICES AND CORRESPONDENCE

5. Send Premium Notices to: (Select One)

Owner Proposed Life Insured One Proposed Life Insured Two

Other

Name

Street No. & Name, Apt. No., City, State, Zip Code

6. Send Correspondence to: (Select One)

Same as Above

Other

Name

Street No. & Name, Apt. No., City, State, Zip Code

ADDITIONAL INFORMATION

These questions apply to the OWNER(S) of the policy. All questions must be answered.

7. If an additional or optional policy is being applied for in a separate application, state plan and amount:

$

Plan Name

8. Do you understand that you may need to pay premiums in addition to the Planned Premium if the current policy charges or actual investment performance are different from the assumptions used in your illustration (assuming the requirements of any applicable guaranteed death benefit feature have not been satisfied)? Yes No

9. Have you received a current prospectus (and any supplements) for the applicable policy? Yes No

If Yes, date of Prospectus(es) DEC 01 2007

month day year

month day year

Date of Supplement(s)

month day year

month day year

LIFE INSURANCE QUALIFICATION TEST AND DEATH BENEFIT OPTION

10. Select One: Guideline Premium Cash Value Accumulation

Note: Elected test cannot be changed after the policy is issued. You may request an illustration on both tests before making your election.

11. Death Benefit Option: Option 1 (TFA) Option 2 (TFA plus Policy Value)

COVERAGE SELECTION

Choose one product from Coverage Selection section.

VARIABLE LIFE – SINGLE LIFE

Protection VUL – Total Face Amount $ 100,000

12. Base Face Amount (if less than Total Face Amount) $

Level Supplemental Face Amount SFA of $ for the life of the policy

13. Additional Benefits:

Overloan Protection Rider

Extended No Lapse Guarantee (beyond Basic Period)

To Age Period

Disability Payment of Specified Premium:

Monthly Specified Premium Amount $

Accelerated Death Benefit (For terminal illness)

LifeCare Benefit Rider (Please complete LifeCare Benefit Rider, NB5018)

LifeCare Benefit Max (LMAX) Extension Rider

Other

NB5008US (05/2008) Page 1 of 5 VERSION (05/2008)

COVERAGE SELECTION continued

Choose one product from Coverage Selection section.

VARIABLE LIFE – SINGLE LIFE continued

Accumulation VUL – Total Face Amount $

14. Base Face Amount (if less than Total Face Amount) $

15. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue.

Please complete Customized Schedule, NB5064.)

16. Additional Benefits:

Overloan Protection Rider Accelerated Death Benefit (For terminal illness)

Cash Value Enhancement Rider LifeCare Benefit Rider (Please complete LifeCare Benefit

Disability Payment of Specified Premium: Rider, NB5018)

Monthly Specified Premium Amount $ LifeCare Benefit Max (LMAX) Extension Rider

Return of Premium Death Benefit Rider (with DB1 only) Other

Increase rate Yes % No

Percentage of Premiums to be returned at death (Whole

numbers only. Maximum 100%) %

Corporate VUL – Total Face Amount $

17. Base Face Amount (if less than Total Face Amount) $

18. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue.

Please complete Customized Schedule, NB5064.)

19. Additional Benefits:

Overloan Protection Rider Other

Enhanced Cash Value Rider

VARIABLE LIFE – SURVIVORSHIP LIFE

Accumulation SVUL – Total Face Amount $

20. Base Face Amount (if less than Total Face Amount) $

21. Supplemental Face Amount (SFA) (Check only one, if desired)

Level SFA of $ for the life of the policy

Initial SFA of $ for the life of the policy

Increasing by: % or $ per year for policy years (level thereafter)

Customized Increasing Schedule (List by policy year. SFA decreases cannot be scheduled at issue.

Please complete Customized Schedule, NB5064.)

22. Additional Benefits:

Overloan Protection Rider Four Year Term (EPR)

Cash Value Enhancement Rider Policy Split Option

Return of Premium Death Benefit Rider (with DB1 only) Other

Increase rate Yes % No

Percentage of Premiums to be returned at death (Whole

numbers only. Maximum 100%) %

Protection SVUL – Total Face Amount $

23. Base Face Amount (if less than Total Face Amount) $

Level Supplemental Face Amount (SFA) of $ for the life of the policy

24. Additional Benefits:

Extended No Lapse Guarantee (beyond Basic Period) Cash Value Enhancement Rider

To Age Period Four Year Term (EPR)

Overloan Protection Rider Policy Split Option

Other

OTHER

25. Select One: Face Amount Face Amount

Single Life $ Survivorship Life $

NB5008US (05/2008) Page 2 of 5 VERSION (05/2008)

TELEPHONE AND/OR INTERNET TRANSFER/ALLOCATION CHANGE AUTHORIZATION

Optional

26. I understand and agree that:

(a) By checking one of the boxes below, I am authorizing The Company to accept telephone and Internet transfers and allocation changes. Telephone and Internet transfers and allocation changes will also be subject to the terms and conditions of the policy, and the administrative requirements of The Company.

(b) The Company will honor telephone and Internet instructions from anyone who provides correct identifying information. The Company, its agents or representatives of employees who act on its behalf will not be subject to any claim, liability, loss, expense or cost if acted on in good faith upon telephone or Internet instructions it reasonably believes to be genuine in reliance on this signed authorization.

(c) The Company, at its option alone and without prior or subsequent notice to the Owner(s), or any other person or representative of the Owner(s), may record all or part of any telephone conversation containing telephone transfer and/or allocation change instructions.

(d) All terms of this Authorization are binding upon the agents, heirs and assignees of the Owner(s).

(e) This Telephone and Internet Transfer/Allocation Change Authorization will be effective until such time as (a) written revocation is received by The Company’s Service Office, or (b) The Company discontinues this privilege, whichever occurs first.

Please check (X) only one box.

I authorize The Company to accept telephone and Internet instructions from me or any co-owner.

I authorize The Company to accept telephone and Internet instructions from me, any co-owner or our Registered Representative.

ASSET ACCOUNT BALANCER (Not available for Corporate VUL)

Optional

27. This service will automatically move amounts among your specified Investment Accounts as frequently as you indicate below in number 28 to maintain your chosen percentages in each account. The Asset Allocation Balancer Service will only move amounts among the Investment Accounts selected; it will not move amounts to or from the Fixed Account. To elect this service, please check box A or B and provide details as required.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

A Rebalance based on the percentages selected in the Investment Allocation of Net Premiums section of this form without regards to any amounts allocated to the Fixed Accounts

B Rebalance based on the listed percentages below:

Investment Account

Percentage %%%

Investment Account

Percentage %%%

Investment Account

Percentage %%%

28. Frequency of Rebalancing:

Annually Semi-annually Quarterly Monthly

NB5008US (05/2008) Page 3 of 5 VERSION (05/2008)

INVESTMENT ALLOCATION OF NET PREMIUMS

Must complete for all products

Allocation must be in whole numbers. Total must be 100%.

29. INVESTMENT OPTIONS FOR ALL PRODUCTS

(not available with ENLG Rider on Protection VUL or Protection SVUL)

AGGRESSIVE GROWTH PORTFOLIOS

% Science & Technology

% Pacific Rim

% Health Sciences

% Emerging Growth

% Small Cap Growth

% Emerging Small Company

% Small Cap

25 % Small Cap Index

% Mid Cap Stock

% Natural Resources

% All Cap Growth

% Financial Services

% International Opportunities

% International Small Cap

% International Equity Index B

% Overseas Equity

% American International

% International Value

% International Core

OTHER PORTFOLIO

%

CONSERVATIVE PORTFOLIO

% Money Market B

% FIXED ACCOUNT 1.

GROWTH PORTFOLIOS

% Mid Cap Index

% Mid Cap Intersection

% Global

% Capital Appreciation

% American Growth

% Optimized All Cap

% All Cap Core

% Total Stock Market Index

% Blue Chip Growth

% U.S. Large Cap

25% Core Equity

% Large Cap Value

% Classic Value

% Utilities

% Global Real Estate

% Real Estate Securities

% Small Cap Opportunities

% Small Cap Value

% Small Company Value

% Mid Value

% Mid Cap Value

% Value

% All Cap Value

LIFESTYLE PORTFOLIOS

% Lifestyle Aggressive

% Lifestyle Growth

% Lifestyle Balanced

% Lifestyle Moderate

% Lifestyle Conservative

GROWTH & INCOME PORTFOLIOS

% 500 Index B

% Fundamental Value

% U.S. Core

% Large Cap

% Optimized Value

% American Growth – Income

% Equity – Income

% American Blue Chip Income & Growth

% American Asset Allocation

% Franklin Templeton Founding Allocation

% Index Allocation

25 % Income & Value

% Managed

% Global Allocation

% Core Allocation Plus

% Disciplined Diversification

% Capital Appreciation Value

% PIMCO VIT All Asset

INCOME PORTFOLIOS

% High Yield

% U.S. High Yield Bond

% Strategic Bond

% Strategic Income

% Global Bond

25 % Investment Quality Bond

% Total Return

% American Bond

% Real Return Bond

% Total Bond Market B

% Core Bond

% Active Bond

% U.S. Government Securities

% Short Term Bond

1. Transfers out of the fixed account may be subject to limitations. Please refer to the policy prospectus for further details.

30. INVESTMENT OPTIONS AVAILABLE WITH THE ENLG RIDER ON PROTECTION VUL AND PROTECTION SVUL

CONSERVATIVE PORTFOLIO

% Money Market B

% FIXED ACCOUNT 1.

LIFESTYLE PORTFOLIOS

% Lifestyle Aggressive

% Lifestyle Growth

% Lifestyle Balanced

% Lifestyle Moderate

% Lifestyle Conservative

GROWTH & INCOME PORTFOLIOS

% American Asset Allocation

% Franklin Templeton Founding Allocation

% Index Allocation

% Core Allocation Plus

% Disciplined Diversification

% Capital Appreciation Value

1. Transfers out of the fixed account may be subject to limitations. Please refer to the policy prospectus for further details.

NB5008US (05/2008)

VERSION (05/2008)

ALLOCATION OF MONTHLY CHARGES

31. Charges deducted from the policy value will be deducted from accounts in proportion to the amount of policy value you have in each, unless otherwise specified by you in the instructions below.

Investment Account Name:

%

%

Check box and attach sheet with additional information, if necessary.

OWNER(S) ACKNOWLEDGEMENT

32. I understand that under the applied for policy:

a) the amount of the insurance benefits, the duration of the insurance coverage, or both, may be variable or fixed;

b) the amount of the insurance benefits, the duration of the insurance coverage, and the policy/account value, may increase or decrease, even to the extent of being reduced to zero, depending on the experience of the chosen investment options and are not guaranteed as to dollar amount. Illustrations of benefits, including death benefits, policy/account and cash surrender values are available on request; and

c) if the net cash surrender value is insufficient to pay the charges when due and there is not a no-lapse guarantee in effect, your policy can terminate or lapse due to insufficient premiums or poor investment option performance.

OWNER(S) SIGNATURE(S)

Signed at

City

State

This

Day of

Year

Signature of Witness or Registered Representative (as Witness)

X

Signature of Owner

X

Please print name of owner

Signature of Owner

X

Please print name of owner

REGISTERED REPRESENTATIVE SIGNATURE

I certify that a current prospectus (and any supplement) for the policy applied for has been given to the Proposed Life Insured(s), or to the Owner(s) if other than the Proposed Life Insured(s).

Signature of Registered Representative

X

NB5008US (05/2008)

VERSION (05/2008)